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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 10, 1999

                          ORBITAL SCIENCES CORPORATION

           Delaware                        0-18287                06-1209561
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(State or other jurisdiction of       (Commission File        (I.R.S. Employer
incorporation or organization)             Number)           Identification No.)

                           21700 Atlantic Boulevard
                            Dulles, Virginia 20166
                               (703) 406-5000
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        (Address and telephone number of principal executive offices)





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 10, 1999, Orbital Sciences Corporation (the "Company") engaged PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its independent auditor to audit the Company's consolidated financial statements for the year ended December 31, 1999. During the two most recent fiscal years of the Company, and during the subsequent interim period preceding the engagement of PricewaterhouseCoopers, neither the Company nor anyone on its behalf has consulted with PricewaterhouseCoopers regarding either (i) the application of accounting principles to specified transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any of the matters described in the Company's Current Report on Form 8-K dated April 29, 1999, and neither a written report nor oral advice was provided to the Company by PricewaterhouseCoopers.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ORBITAL SCIENCES CORPORATION

Date:  May 11, 1999                        By: /s/ Jeffrey V. Pirone
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                                              Jeffrey V. Pirone
                                              Executive Vice President and
                                                 Chief Financial Officer